EXHIBIT 10.21 AS INDICATED BY "***", PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                        SALES AND MARKETING AGREEMENT

     THIS AGREEMENT ("Agreement") is made and entered into as of January 1, 1999, by and between JORE CORPORATION, a Montana corporation ("Jore"), having a principal place of business at 45000 Highway 93 South, Ronan, Montana 59864, and MANUFACTURERS' SALES ASSOCIATES, LLC, an Illinois limited liability company ("Sales Rep"), having a principal place of business at 277 Sandy Point Lane, Lake Zurich, IL 60047.

                                  RECITALS:

     WHEREAS, Jore is the manufacturer and developer of certain products and is desirous to have those products marketed and sold in certain markets; and

     WHEREAS, Sales Rep has experience in marketing and sales, and wishes to contract with Jore to assist in its sales and marketing efforts; and

     WHEREAS, subject to the terms and conditions herein, the parties desire that Jore contract with Sales Rep to assist in its efforts to market and sell Jore products to certain markets.

     NOW THEREFORE, in consideration of the covenants set forth herein, the parties agree as follows:

                                 AGREEMENTS

     CONTRACT. Subject to the terms and conditions set forth herein, Jore hereby agrees to contract with Sales Rep to assist Jore in its efforts to market and sell certain Jore products in certain markets on an exclusive basis. The types of Jore products covered by this Agreement are limited to those items listed on Schedule A to this Agreement (the "Products"). Jore may amend this Agreement to include additional products that may be developed in the future at Jore's sole discretion.

     EXCLUSIVITY LIMITATION. The exclusivity of this arrangement is limited to those geographical areas set forth on Schedule B and mutually agreed to hereunder (the "Territory"), and within the Territory, to those businesses or persons listed on Schedule B (to be designated as "Commissioned Customers"). The nature of the exclusivity is such that Jore will pay a commission to Sales Rep (as provided herein) on all Products sold to Commissioned Customers. Jore reserves the right to not distribute its Products to certain customers in its sole discretion. Jore is not precluded from entering into direct or indirect marketing arrangements with customers other than Commissioned Customers within the Territory, upon which no commission would be due to Sales Rep (i.e., other than those reflected on Exhibit B-1). However, it is the intent of Jore that, during the term of this Agreement, if a Commissioned Customer fails to reasonably develop the commercial potential of a market or discontinues marketing Jore products that Jore has the right to demand that other customers be developed to achieve distribution in the former customer's market. Sales Rep will be paid a commission on such sales only if it assists in the establishment and growth of such new customer.

     COMMISSIONS. As compensation for services rendered hereunder, Jore agrees to pay Sales Rep a commission of a certain percentage of NET receipts on all sales to Commissioned Customers, net of applicable discounts and sales and marketing allowances. The applicable commission rates may

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DISTRIBUTOR LICENSE AGREEMENT                                          PAGE 1

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differ according to the niche industry or distribution chain within which each Commissioned Customer is situated, and is detailed on Schedule B, as it may be amended from time to time. The commissions shall be deemed earned when Jore receives payment on the invoice which was rendered by Jore on such sales. Jore shall provide Sales Rep with duplicate copies of all invoices for sales generated for Commissioned Customers, and will, on a monthly basis, within thirty (30) days of the end of the prior month, issue a commission statement, reflecting all invoices rendered, all shipments made, and all collections of receivables upon which the commissions are payable. Payment of the commissions shall accompany the statement.

     TERM. This Agreement shall commence as of the date hereof and shall terminate on December 31, 2003, unless renewed by the parties for an additional 5 year term. This Agreement shall terminate upon notice by either party at least sixty (60) days in advance of the intended termination date. In the event of termination, it is agreed that Sales Rep shall have earned, and shall be paid, commissions on all sales against orders and order commitments made by or through Sales Rep during the term of this Agreement, irrespective of whether the products are shipped and the receivables are collected after the effective termination date.

     ASSIGNABILITY. Sales Rep may not assign its rights under this Agreement to another party without the prior written consent of Jore, in its sole discretion.

     CONTACT REPORTS. Both parties to this Agreement will update and keep current the other party with written reports generally describing the current status of relevant marketing development efforts with Commissioned Customers, and with potential Commissioned Customers within the Territory. Sales Rep will, within thirty (30) days of its occurrence, report to Jore each contact made with a business or person that may become designated as a Commissioned Customer so that Jore may maintain the exclusivity described above. Each party will provide the other party with copies of material correspondence associated with relevant market activities.

     DILIGENCE. Sales Rep and Jore shall use their best efforts to develop and market Jore products for the Territory as is commercially reasonable. Sales Rep covenants to exercise due diligence and good faith efforts commensurate with its role as the primary sales organization for Jore, and commensurate with the substantial volume of sales and commissions which will be subject to this Agreement, and with the large percentage of sales of Sales Rep that it is anticipated Jore sales will represent. Jore expects that Sales Rep will devote a SUBSTANTIAL amount of its resources and attention to Jore sales and Products. Jore and Sales Rep will review the due diligence and best efforts on a semi-annual basis, and each will have an opportunity to appraise and comment.

     MANUFACTURE. Sales Rep will not market, make or cause to have made licensed Jore products as listed on Attachment A (except by Jore) or products similar to Jore Products as listed on Attachment A during the term of this Agreement. Jore does not grant Sales Rep the right to make or have Jore products made.

     PATENT MATTERS. Jore will have sole responsibility and discretion as to maintenance of patent rights in all territories for Jore Products. In the event Sales Rep or Jore becomes aware of (i) any infringement of any patent rights by a third party related to Jore products; or (ii) any claim alleging that a Jore product infringes any patent of a third party; or (iii) any legal action brought by any third party for the purpose of invalidating any patent related to Jore products; that party shall promptly notify the other party in writing. Jore shall assume the primary responsibility for the conduct of the defense of any suit alleging patent infringement in connection with the manufacture, use

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DISTRIBUTOR LICENSE AGREEMENT                                           PAGE 2
or sale of a Jore product and shall indemnify and hold Sales Rep harmless against any damages, costs, fees and expenses resulting from any such claim. Jore shall bear the costs of the defense of such suits. Upon the reasonable request of Jore, Sales Rep shall assist Jore and cooperate with Jore in the defense of any such litigation.

     INDEPENDENT CONTRACTORS. In making and performing this Sales and Marketing Agreement, Sales Rep and Jore act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create and agency, partnership or employer relationship between Sales Rep and Jore. At no time shall one party make commitments or incur any charges or expenses for or in the name of the other party except as specifically provided herein.

     INDEMNIFICATION. Each party shall be responsible for the safety of its own employees and agents with respect to the handling or use of any of the Products involved in this Agreement. Jore agrees to indemnify and hold Sales Rep harmless from any liability for property damage, personal injuries (including death) or expense (including reasonable attorney's fees) resulting from or in connection with any claims relating to the manufacturing of a Jore licensed product distributed or sold by Sales Rep to third parties pursuant to this Agreement, except to the extent such property damage or personal injury (including death) is caused, directly or directly, by the negligence, error or willful misconduct of Sales Rep.

     NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF RIGHTS HEREUNDER.

     WARRANTY. Jore is committed to producing quality products and values its customer's satisfaction. Therefore, any product manufactured by Jore which fails to render satisfactory service due to defect in workmanship or material will be refunded, repaired or replaced at Jore's option, at no charge to the using purchaser. This warranty does not apply to any products which have been misused, abused, or altered in any way, or worn out from use. To obtain performance of this warranty, the Product must be returned, freight prepaid, to Jore.

     IN NO EVENT SHALL JORE BE LIABLE FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES FROM THE SALE OR USE OF JORE PRODUCTS.

     THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, WHETHER FOR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE.

     This Warranty provides the purchaser of Jore products specific legal rights, and such purchaser may also have other rights which vary from state to state and country to country. Some states or countries do not allow the exclusion or limitation of incidental or consequential damages, so the above limitations or exclusion may not apply in those states or countries. Some states or countries do not allow limitation on how long implied warranty lasts, so the above limitation my not apply in those states or countries.

     No attempt to alter, amend or extend this warranty shall be effective unless authorized in writing by an officer of Jore. Jore neither assumes, nor authorizes any person to assume for it, any other warranty express or implied.

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DISTRIBUTOR LICENSE AGREEMENT                                           PAGE 3

     DISCLAIMER. Jore reserves the right to make changes or improvements on any Product without incurring any obligation and without being required to make any corresponding changes or improvements on Products previously sold, and to discontinue models or change specifications at any time. If Jore does decide to make significant changes or improvements to a licensed Product, Jore will notify Sales Rep of such change within a reasonable time.

     GOVERNING LAW AND JURISDICTION. This Agreement shall be interpreted and construed in accordance with the laws of the State of Montana.

     SEVERABILITY. If any term, condition or provision of this Agreement is held to be unenforceable for any reason, it shall, if possible, be interpreted rather than voided, in order to achieve the intent of the parties to this Agreement to the extent possible. In any event, all other terms, conditions and provisions of this Agreement shall remain valid and enforceable to the full extent.

     ADDITIONAL DOCUMENTS. From time to time, either party shall, at the request of the other party, execute such further documents or agreements or take such additional actions as the other party may reasonably request to effect the purpose of this Agreement.

     AMENDMENT. No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed by both parties.

     ENTIRE AGREEMENT. This Agreement embodies the entire understanding of the parties and shall supersede all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their respective officers hereunto duly authorized, as of the day and year first above written.

JORE CORPORATION                       MANUFACTURERS' SALES ASSOCIATES, LLC

By:  /s/ [ILLEGIBLE]                   By:  /s/ [ILLEGIBLE]
   -------------------------------        --------------------------------

Title:  President                      Title:  Managing Member
      ----------------------------           -----------------------------

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DISTRIBUTOR LICENSE AGREEMENT                                           PAGE 4

                                  SCHEDULE A

                                      TO

                        SALES AND MARKETING AGREEMENT

                    DESCRIPTION OF LICENSED JORE PRODUCTS

***     sold to Commissioned Customers (as defined herein) for retail distribution.

                                  SCHEDULE B

                                      TO

                        SALES AND MARKETING AGREEMENT

TERRITORY GRANTED EXCLUSIVITY

     ***

TERRITORY NOT GRANTED EXCLUSIVITY

     Anywhere where Jore has executed an Exclusive Licensing Agreement - currently NONE

COMMISSIONED CUSTOMERS:

     ***

APPLICABLE COMMISSIONS:

     ***

              FIRST AMENDMENT TO SALES AND MARKETING AGREEMENT

     THIS FIRST AMENDMENT TO SALES AND MARKETING AGREEMENT is made and entered into as of June 1, 1999, by and between Jore Corporation ("Jore") and Manufacturers' Sales Associates, LLC ("Sales Rep").

                                  RECITALS

     A. The parties entered into a sales and marketing agreement as of January 1, 1999 (the "Agreement"), under which Sales Rep is to perform certain services and is to be compensated by Jore under a certain commission schedule on certain sales.

     B. The parties desire to modify the Agreements and understandings as to the commissioned products, the commissioned customers and the commission rates.

                                  AMENDMENTS

     1. AMENDMENT OF SCHEDULES. Schedules A, B, and B-1 are hereby amended in their entirety to be reflected to the extent modified hereto.

     2. REMAINING PROVISIONS. All remaining provisions of the Agreement shall remain in full force and effect except to the extent modified hereby.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their respective officers or managers duly authorized, as of the day and year first above written.


JORE CORPORATION

By:
   --------------------------

Its
   --------------------------


MANUFACTURERS' SALES ASSOCIATES, LLC

By:
   --------------------------

Its Managing Member

                                  SCHEDULE A

                                      TO

                        SALES AND MARKETING AGREEMENT

                    DESCRIPTION OF LICENSED JORE PRODUCTS

***     sold to Commissioned Customers (as defined herein) for retail distribution.

                                  SCHEDULE B

                                      TO

                        SALES AND MARKETING AGREEMENT

TERRITORY GRANTED EXCLUSIVITY

     ***

TERRITORY NOT GRANTED EXCLUSIVITY

     Anywhere where Jore has executed an Exclusive Licensing Agreement - currently NONE

COMMISSIONED CUSTOMERS:

     ***

APPLICABLE COMMISSIONS:

     ***